RELEASE AND SETTLEMENT AGREEMENT

This RELEASE AND SETTLEMENT AGREEMENT (this "Release") is executed as of ~~February~~ MARCH 8, 2010 (the "Effective Date"), among on the one hand DORAL ENERGY CORP., a Nevada Corp ("Borrower"); and on the other hand Macquarie Bank Limited ("Macquarie") both in its capacity as Administrative Agent and as a Lender under the Credit Agreement and Macquarie Investments, LLC, a Delaware limited liability company ("MILLC") (collectively "Macquarie Parties"). Borrower and each of the Macquarie Parties are referred to from time to time in this Release as a "Party" and collectively as the "Parties."

ARTICLE I. Background

1. Borrower is party to that certain Senior First Lien Secured Credit Agreement dated as of July 29, 2008 (as amended, the "Credit Agreement") with Macquarie, as the Administrative Agent and a Lender.

2. Borrower previously advised Administrative Agent that it was unable to pay the monetary Obligations on the Maturity Date. On July 30, 2009, Borrower agreed that such inability to pay was an Event of Default pursuant to Section 10.1(a) of the Credit Agreement ("Payment Default") and requested that Administrative Agent and Lenders forbear from the exercise of any remedies with respect to the Payment Default. Administrative Agent and Lenders agreed to provide such forbearance on July 30, 2009 and extended on August 28, 2009 and November 9, 2009. The Parties have agreed to extend the previous forbearance in the form of the certain forbearance agreement dated and effective as of the Effective Date hereof (the "Forbearance Agreement") which supersedes all prior agreements (written or oral, including without limitation the forbearance letter between Borrower, Administrative Agent and Lenders dated 30 July 2009 as extended on 28 August 2009 and November 9, 2009). The Forbearance Agreement is conditioned upon the execution by the Parties of this Release and delivery of this executed Release to the Administrative Agent.

ARTICLE II. Agreements

Now, therefore, in consideration of the mutual covenants contained in this Release and within the Forbearance Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions.

   "Borrower's Claims" means any and all Claims that Borrower ever had, now has or may hereafter have against any member of the Lender Group with respect to any event, occurrence, omission, action, relationship or transaction occurring for all periods of time prior to and as of the Effective Date, including without limitation, any Claims out of or in any way related to the Credit Agreement, the other Loan Documents or the Net Profits Overriding Royalty Interest Conveyance (collectively, as amended, the "Transaction Documents"), or any document executed by any of the Parties in connection with any of the Transaction Documents.

"Claims" means any and all claims, demands, actions, remedies, causes of action, choses in action, debts, liabilities, damages, costs (including, without limitation, attorneys' fees and all costs of court or other proceedings), expenses and losses of every kind or nature, whether arising by contract, tort or other theory, at this time known or unknown, direct or indirect, fixed or contingent, in law, by statute, by regulation, by court order, or in equity.

"Lenders' Claims" means, any and all Claims that any of the Lenders, Macquarie or MILLC ever had, now has or may hereafter have against Borrower with respect to any event, occurrence, omission, action, relationship or transaction occurring for all periods of time prior to and as of the Effective Date; provided however, that Lenders' Claims do not include for purposes of this Release (i) any Claims arising pursuant to the Payment Default; (ii) any Claims arising under the Transaction Documents (as defined above), or any other credit agreement, loan agreement, or other transaction document; or (iii) any Claims arising out of the Forbearance Agreement, all of which rights will survive and be unimpaired or otherwise affected by the execution and delivery of this Release.

"Lender Group" means collectively, Macquarie and MILLC, and their respective officers, directors, members, managers, partners, employees, accountants, attorneys, agents, affiliates, successors and assigns.

Other capitalized terms used but not defined in this Release have the meaning given to them in the Credit Agreement.

2. Owners of Claims.

Borrower's Claims. Borrower represents and warrants that it is, the legal and equitable owner and holder of the Borrower's Claims herein released and that Borrower has not assigned, transferred, disposed of, hypothecated or otherwise conveyed or purported to convey any interest in the Borrower's Claims to any third party.

Lenders' Claims. Macquarie represents and warrants that it is the legal and equitable owners and holders of the Lenders' Claims herein released and that Macquarie has not assigned, transferred, disposed of, hypothecated or otherwise conveyed or purported to convey any interest in the Lenders' Claims to any third party.

3. Release of Claims.

Lenders' Claims. As of the Effective Date, each member of the Lender Group forever releases and discharges Borrower from all of the Lenders' Claims, and covenants not to assert or assist or enable any third party to assert any of the Lenders' Claims against Borrower.

Borrower's Claims. As of the Effective Date, Borrower forever releases and discharges each member of the Lender Group from all of the Borrower's Claims, and covenants not to assert or assist or enable any third party to assert any of the Borrower's Claims against any member of the Lender Group.

4. Beneficiaries; Effect. This Release will inure to the benefit of and be binding upon the respective successors and assigns of the members of the Lender Group and Borrower. The effect of this Release is to forever release, settle and discharge all Lenders' Claims and all Borrower's Claims, each as defined in this Release, but only to the extent provided in this Release, and no further.

5. Governing Law. THIS RELEASE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD AS TO ANY CHOICE OF LAW PRINCIPLES.

6. Counterparts. This Release may be executed in multiple original counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Release.

7. Comprehension of Document and No Reliance. ALL PARTIES TO THIS RELEASE HEREBY ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH INDEPENDENT LEGAL COUNSEL AND OTHER ADVISORS REGARDING ALL LEGAL, TAX, AND OTHER EFFECTS OF THIS RELEASE. **EACH PARTY IS RELYING SOLELY ON ITS OWN BEST JUDGMENT AND IS NOT RELYING ON ANY REPRESENTATION OR STATEMENT, EXPRESS OR IMPLIED, BY ANY OTHER PARTY TO THIS AGREEMENT OR THAT OF ANY OF OTHER PARTIES' RESPECTIVE OFFICERS, SHAREHOLDERS, MEMBERS, AGENTS, EMPLOYEES, ATTORNEYS OR OTHER REPRESENTATIVES, UNLESS SUCH REPRESENTATION OR STATEMENT IS EXPRESSED IN WRITING IN THIS RELEASE. THIS RELEASE MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.**

8. Future Knowledge. All Parties to this Release acknowledge that they may hereafter discover facts different from, or in addition to, those which they now know or believe to be true with respect to facts and circumstances giving rise to this Release and agree that this Release shall be and remain effective in all respects notwithstanding such different or additional facts regardless of when learned; provided, however, this Release will not release or be effective with respect to any Claim that arises after the Effective Date which is based on an event, occurrence or circumstance that occurs after the Effective Date.

[Signatures begin on the following page]

Executed on the date first set forth above, to be effective as of the Effective Date.

Administrative Agent and Lender

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia

By: ______________________________
Name: Katie Choi
Title: Division Director
Macquarie Bank Limited

By: ______________________________
Name: Margot Branson
Title: Associate Director
Legal Risk Management

MACQUARIE INVESTMENTS, LLC,
a Delaware limited liability company

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

DORAL ENERGY CORP,
a Nevada corporation

By: ______________________________
Name:
Title:

THIS IS A SIGNATURE PAGE TO THE RELEASE AND SETTLEMENT AGREEMENT

10103713_1.DOC

Executed on the date first set forth above, to be effective as of the Effective Date.

Administrative Agent and Lender

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia

By: ______________________
Name:
Title:

By: ______________________
Name:
Title:

MACQUARIE INVESTMENTS, LLC,
a ~~Delaware limited liability~~ company

By: ______________________
Name: ***Paul B. Beck***
Title: ***Director***

By: ______________________
Name: ***Brian B. Hughes***
Title: ***Director***

DORAL ENERGY CORP,
a Nevada corporation

By: E.W. Gray II
Name: EVERETT WILLARD GRAY II
Title: C.E.O.

THIS IS A SIGNATURE PAGE TO THE RELEASE AND SETTLEMENT AGREEMENT

10103713_1.DOC